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                                                                Exhibit 10.23.1

                             [Letterhead of Holberg]

May 7, 2004

James A. Wilhelm
President, Chief Executive Officer
Standard Parking Corporation
900 North Michigan Avenue
Suite 1600
Chicago, Illinois  60611

Dear Jim,

This letter memorializes our understanding that the Employment Agreement between Standard Parking Corporation (the "Company") and me, which I executed May 7, 2004, will become effective upon the first sale of common stock by the Company to underwriters for the account of the Company pursuant to a registration statement under the Securities Act of 1933, as amended, filed with and declared effective by the Securities and Exchange Committee. If no such sale is completed by July 31, 2004, the Employment Agreement will become null and void and will not be, nor ever become, effective.

Yours sincerely,

/s/ John V. Holten
---------------------
John V. Holten



Accepted and Agreed to
As of May 7, 2004



/s/ James A. Wilhelm
-----------------------------------------
James A. Wilhelm
on behalf of Standard Parking Corporation

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                             [Letterhead of Holberg]

May 7, 2004

James A. Wilhelm
President, Chief Executive Officer
Standard Parking Corporation
900 North Michigan Avenue
Suite 1600
Chicago, Illinois  60611

Dear Jim,

This letter memorializes our agreement that the total expense of my salary, annual bonus or other bonus, options and equity awards (based upon a Black-Scholes valuation model), deferred compensation, short-term and long-term compensation, automobile allowance, secretary and office in Greenwich, Connecticut and all other benefits and perquisites for 2004, on an annualized basis, shall be $650,000, and for 2005, shall be $700,000.

Yours sincerely,

/s/ John V. Holten
---------------------
John V. Holten



Accepted and Agreed to
As of May 7, 2004



/s/ James A. Wilhelm
-----------------------------------------
James A. Wilhelm
on behalf of Standard Parking Corporation